Rule 497(e)
                                                      Registration No. 333-43587
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PAX WORLD MONEY                             600 Fifth Avenue, New York, NY 10020
MARKET FUND, INC.                           (212) 830-5200
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                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                  May 30, 2000
                      AS SUPPLEMENTED ON OCTOBER 31, 2OOO
  Relating to the Prospectuses for the Institutional Class and Broker Service Class Shares, the Individual Investor Class Shares, and the MMA Praxis Class
      Shares of the Pax World Money Market Fund, Inc. dated May 30, 2000.



This Statement of Additional Information (SAI) is not a prospectus. This SAI expands upon and supplements the information contained in the current Prospectuses of the Institutional Class Shares and Broker Service Class Shares, the Individual Investor Class Shares and the MMA Praxis Class Shares of Pax World Money Market Fund, Inc. and should be read in conjunction with each respective Prospectus.


A Prospectus for each Class of Fund shares may be obtained from any Participating Organization or by writing or calling the Fund toll-free at 1-800-767-1729.


The Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference to the Prospectuses for each Class of shares.


This Statement of Additional Information is incorporated by reference into the respective Prospectuses in its entirety.



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                                Table of Contents
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Fund History................................................2     Purchase, Redemption and Pricing of Shares............17
Description of the Fund and its Investments and Risks.......2     Taxation of the Fund..................................17
Management of the Fund......................................9     Underwriters..........................................18
Control Persons and Principal Holders of Securities........11     Calculation of Performance Data.......................18
Investment Advisory and Other Services.....................11     Financial Statements .................................19
Brokerage Allocation and Other Practices...................15     Description of Ratings................................20
Capital Stock and Other Securities.........................16

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

I. FUND HISTORY


The Fund was incorporated on November 26, 1997 in the state of Maryland.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


The Fund is an open-end, diversified management investment company. The Fund's investment objectives are to seek as high a level of current income to the extent consistent with preserving capital and maintaining liquidity. No assurance can be given that these objectives will be achieved.


The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus for each Class of shares.


The Fund may only purchase United States dollar-denominated securities that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); or (ii) unrated securities determined by the Fund's Board of Directors to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 366 days) are deemed unrated and may be purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies ("S&P"), and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; and "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.


All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.


Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the investment adviser and sub-adviser becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the investment adviser's and sub-adviser's actions.


In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act") or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.

The Fund shall not invest more than 5% of the total market value of any Portfolio's assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities.


The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). For the Fund to qualify, at the close of each quarter of the taxable year, at least 50% of the value of its total assets must consist of cash, government securities, investment company securities and other securities. They must be limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer (however, this restriction does not apply to the Fund's investing in Government securities). The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised if applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)


Description of Investments


The following discussion expands upon the description of the Fund's primary investments and also outlines other types of securities and transactions which, although not primary investments, the Fund is permitted to invest in.


Repurchase Agreements
---------------------


When the Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States government securities by the Federal Reserve Bank of New York. Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than 397 days after the Fund's acquisition of the securities and normally will be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Fund may engage in a repurchase agreement with respect to any security in which the Fund is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for the Fund securities and will be held by the Fund custodian or in the Federal Reserve Book Entry System.


For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is, therefore, subject to the Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may result in the loss of interest or the decline in the price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Sub-Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Commercial Paper and Certain Debt Obligations
---------------------------------------------


The Fund may purchase commercial paper or short-term debt obligations that have been determined by the Fund's Board of Directors to present minimal credit risks and that are First Tier Eligible Securities (as defined below) at the time of acquisition, so that the Fund is able to employ the amortized cost method of valuation. Commercial paper generally consists of short-term unsecured promissory notes issued by corporations, banks or other borrowers.


Domestic and Foreign Bank Obligations
-------------------------------------


The Fund may purchase certificates of deposit, time deposits, commercial paper, bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks and corporate instruments supported by bank letters of credit. (See "Risk Factors and Additional Investment Information" herein.) Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits and certificates of deposit which may be held by the Fund will not benefit from insurance from the Federal Deposit Insurance Corporation (the "FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The Fund limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks to banks having total assets in excess of $1 billion or the equivalent in other currencies. The Fund limits its investments in obligations of domestic and foreign branches of foreign banks to dollar-denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets and which are considered by the Fund's Board of Directors to be First Tier Eligible Securities (as defined below) at the time of acquisition. The Fund generally limits investments in bank instruments to (a) those which are fully insured as to principal by the FDIC or
(b) those issued by banks which at the date of their latest public reporting have total assets in excess of $1.5 billion. However, the total assets of a bank will not be the sole factor determining the Fund's investment decisions and the Fund may invest in bank instruments issued by institutions which the Fund's Board of Directors believes present minimal credit risks.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations)
--------------------------------------------------------------------------------


The Fund will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation on the Fund's investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligations is unconditionally liable in the event that the foreign branch fails to pay on the Eurodollar obligation for any reason; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Fund will limit its purchases of time deposits to those which mature in seven days or less, and will limit its purchases of time deposits maturing in two to seven days to 10% of the Fund's total assets at the time of purchase.


Eurodollar and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on those obligations, that the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, that there may be difficulties in enforcing a judgment against a foreign issuer or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by United States Government agencies or instrumentalities.

Since the Fund may contain Eurodollar and other foreign obligations issued by foreign governments, foreign and domestic banks and other foreign issuers, the Fund may be subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in debt obligations of the United States and domestic issuers, although such obligations may be higher yielding when compared to the securities of the United States and domestic issuers. In making foreign investments, therefore, the Fund will give appropriate consideration to the following factors, among others.


Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as bank obligations, may be subject to less stringent or different regulations than are United States issuers. In addition, there may be less publicly available information about a non-United States issuer and non-United States issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to United States issuers.


Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to the issuer, whether from currency blockage or otherwise.


Furthermore, some of these securities may be subject to stamp or other excise taxes levied by foreign governments, which have the effect of increasing the cost of such securities and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. Pax World Management Corp. (the "Adviser") and Reich & Tang Asset Management L.P. (the "Sub-Adviser") will attempt to minimize such taxes by timing of transactions and other strategies, but there can be no assurance that such efforts will be successful. All such taxes paid by the Fund will reduce its net income available for distribution to shareholders. The Adviser and Sub-Adviser will consider available yields, net of any required taxes, in selecting foreign securities.


United States Government Securities
-----------------------------------


The Fund may purchase short-term obligations issued or guaranteed by agencies or instrumentalities of the United States Government the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Fund. These include issues of agencies and instrumentalities established under the authority of an act of Congress. These securities are not supported by the full faith and credit of the United States Treasury, some are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality. Although obligations of federal agencies and instrumentalities are not debts of the United States Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the United States Government, e.g., obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration; in other cases payment of interest and principal is not guaranteed, e.g., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank.


Variable Rate Demand Instruments
--------------------------------


The Fund may purchase variable rate demand instruments. Variable rate demand instruments that the Fund will purchase are tax exempt Municipal Securities or taxable debt obligations (variable amount master demand notes) that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.


The variable rate demand instruments in which the Fund may invest are payable on not more than thirty calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. Utilizing the amortized cost method of valuation, the Fund may only purchase variable rate demand instruments if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of default in the payment of principal or interest on the underlying securities, which itself qualifies as a First Tier Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as a First Tier Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories or, if unrated, is determined to be of comparable quality by the Fund's Board of Directors. If an instrument is ever deemed to be of less than high quality, the Fund either will sell it in the market or exercise the demand feature.


The variable rate demand instruments in which the Fund may invest include participation certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Securities (expected to be concentrated in industrial revenue bonds) or taxable debt obligations (variable amount master demand notes) owned by such institutions or affiliated organizations. A participation certificate would give the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation certificate does not meet the Fund's high quality standards, the participation certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation certificate or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Fund intends to exercise a demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of the Fund shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates may retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participation certificates were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable "prime rate"1 or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. The Sub-Adviser has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above (see "Dividends and Distributions" and "Tax Consequences" in the Prospectuses).


While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or securities increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the Fund may contain variable rate demand participation certificates in fixed rate Municipal Securities and taxable debt obligations (the Fund will not acquire a variable note demand participation certificate in fixed

--------
1 The "prime rate" is generally the rate charged by a bank to its creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

rate municipal securities without an opinion of counsel). The fixed rate of interest on these obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the obligations, the obligations could no longer be valued at par and this may cause the Fund to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' prime rate, or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.


For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to meet the investment criteria of the Fund, it will be sold in the market or through exercise of the repurchase demand.


When-Issued Securities
----------------------


The Fund may purchase debt obligations offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of debt obligations; during the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that the Fund will be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a debt obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that the net asset value or income of the Fund's securities portfolios will be adversely affected by their purchase of debt obligations on a when-issued basis. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


Participation Interests
-----------------------


The Fund may purchase from banks participation interests in all or part of specific holdings of Municipal or other debt obligations (including corporate loans). Where the institution issuing the participation does not meet the Fund's quality standards, the participation may be backed by an irrevocable letter of credit or guarantee that the Board of Directors has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the selling bank does not meet the quality standards of the Fund, the credit of the entity issuing the credit enhancement will meet such prescribed quality standards. The Fund will have the right to sell the participation interest back to the bank for the full principal amount of the Fund's interest in the Municipal or debt obligation plus accrued interest, but only (1) as required to provide liquidity to the Fund, (2) to maintain the quality standards of the Fund's investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from the Fund in connection with the arrangement. When purchasing bank participation interests, the Fund will treat both the bank and the underlying borrower as the issuer of the instrument for the purpose of complying with the diversification requirement of the investment restrictions discussed below.


Privately Placed Securities
---------------------------


The Fund may invest in securities issued as part of privately negotiated transactions between an issuer and one or more purchasers. Except with respect to certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act of 1933 (the "Securities Act") and securities subject to Rule 144A of the Securities Act which are discussed below, these securities are typically not readily marketable, and therefore are considered illiquid securities. The price the Fund pays for illiquid securities, and any price received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of privately placed securities by the Fund will reflect any limitations on their liquidity. As a matter of policy, the Fund will not invest more than 10% of the market value of the total assets of the Fund in repurchase agreements maturing in over seven days and other illiquid investments. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act, but can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act ("4(2) Paper"). However, the Fund will not invest more than 10% of its net assets in illiquid investments, which include securities for which there is no ready market, securities subject to contractual restriction on resale, certain investments in asset-backed and receivable-backed securities and restricted securities (unless, with respect to these securities and 4(2) Paper, the Fund's Directors continuously determine, based on the trading markets for the specific restricted security, that it is liquid). The Directors may adopt guidelines and delegate to the Sub-Adviser the daily function of determining and monitoring liquidity of restricted securities and 4(2) Paper. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.


Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Directors will carefully monitor the Fund investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


Investment Restrictions


The Fund has adopted the following fundamental investment restrictions. They may not be changed without the approval by a majority vote of the Fund's outstanding shares. The term "majority vote of the Fund's outstanding shares" means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

(a) invest in securities of companies that have conducted operations for less than three years, including the operations of predecessors;

(b) invest in or hold securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund, the Adviser or the Sub-Adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities;

(c) (1) make investments for the purpose of exercising control over any issuer or other person; (2) purchase securities having voting rights at the time of purchase; (3) purchase securities of other investment companies, except in connection with a merger, acquisition, consolidation, reorganization or acquisition of assets; (4) invest in real estate, including real estate limited partnerships (other than debt obligations secured by real estate or interests therein or debt obligations issued by companies which invest in real estate or interests therein); (5) invest in commodities, commodity contracts, commodity options, interests and leases in oil, gas or other mineral exploration or development programs (the Fund may, however, purchase and sell securities of companies engaged in the exploration, development, production, refining, transportation and marketing of oil, gas or minerals); (6) purchase restricted securities or purchase securities on margin; (7) make short sales of securities or intentionally maintain a short position in any security or write, purchase or sell puts, calls, straddles, spreads or any combination thereof; (8) act as an underwriter of securities or (9) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

(d) invest more than 25% of the value of the Fund's total assets in securities of companies in the same industry (excluding U.S. Government securities);

(e) invest more than 5% of the total market value of the Fund's assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities;

(f) invest more than 25% of the value of the Fund's total assets in securities of companies in the same industry (excluding United States government securities and certificates of deposit and bankers' acceptances of domestic banks) if the purchase would cause more than 25% of the value of the Fund's total assets to be invested in companies in the same industry (for the purpose of this restriction wholly-owned finance companies are considered to be in the industry of their parents if their activities are similarly related to financing the activities of their parents);

(g) acquire securities that are not readily marketable or repurchase agreements calling for resale within more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such illiquid securities;

(h) invest more than 5% of the Fund's assets in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 5% of the total assets of the Fund. However, if the puts are exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying puts issued or guaranteed by the same institution; additionally, a single bank can issue its letter of credit or a single financial institution can issue a credit enhancement covering up to 10% of the Fund's assets, where the puts offer the Fund such default protection;

(i) make loans, except that the Fund may purchase the debt securities described above under "Description of the Fund and its Investments and Risks" and may enter into repurchase agreements as therein described;

(j) borrow money, unless (i) the borrowing does not exceed 10% of the total market value of the assets of the Fund with respect to which the borrowing is made (determined at the time of borrowing but without giving effect thereto) and (ii) the money is borrowed from one or more banks as a temporary measure for extraordinary or emergency purposes or to meet unexpectedly heavy redemption requests; in addition the Fund will not make additional investments when borrowings exceed 5% of the Fund's net assets; and

(k) pledge, mortgage, assign or encumber any of the Fund's assets except to the extent necessary to secure a borrowing permitted by the foregoing clause made with respect to the Fund.


If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Fund's portfolio's assets will not constitute a violation of such restriction.


III. MANAGEMENT OF THE FUND


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs Pax World Management Corp. to serve as Adviser to the Fund. Reich & Tang Asset Management L.P. will serve as the Sub-Adviser of the Fund under a Sub-Advisory Agreement entered into between the Adviser and Sub-Adviser. Due to the services performed by the Sub-Adviser, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund.


The Directors and Officers of the Fund, and their principal occupations for the past five years, are listed below. Unless otherwise indicated, the address of each such person, is 600 Fifth Avenue, New York, New York 10020. Mr. Steven W. Duff, Director of the Fund, may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with the Sub-Adviser.



Steven W. Duff, 46 - Director of the Fund, has been President of the Mutual Funds division of the Sub-Adviser since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank with which he was associated from June 1981 to August 1994. Mr. Duff is President and Director/Trustee of 14 funds in the Reich & Tang Fund Complex, President of Back Bay Funds, Inc., Executive Vice President of Reich & Tang Equity Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.


Dr. W. Giles Mellon, 69 - Director of the Fund, is Professor of Business Administration in the Graduate School of Management, Rutgers University, with which he has been associated since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is Director/Trustee of 15 other funds in the Reich & Tang Fund Complex.


Robert Straniere, 59 - Director of the Fund, has been a member of the New York State Assembly and a partner with Straniere & Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex and a Director of Life Cycle Mutual Funds, Inc.

Dr. Yung Wong, 61 - Director of the Fund, was Director of Shaw Investment Management (U.K.) Limited from 1994 to October 1995 and formerly was a General Partner of Abacus Partners Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex, and is also a Trustee of Eclipse Financial Asset Trust.


Thomas W. Grant, 59 - President of the Fund, has been President of the Adviser since 1996 and President of H.G. Wellington & Co., Inc. since 1991. His address is 14 Wall Street, New York, New York 10005. Mr. Grant is also Vice Chairman of the Board and President of Pax World Fund, Inc. and the President and a Director of Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc.


Laurence A. Shadek, 50 - Executive Vice-President of the Fund, has been Chairman of the Board of the Adviser since 1996 and Executive Vice-President of H.G. Wellington & Co., Inc. since 1986. His address is 14 Wall Street, New York, New York 10005. Mr. Shadek is also Chairman of the Board of Pax World Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc.


Bernadette N. Finn, 52 - Secretary of the Fund, has been Vice President of the Mutual Funds division of the Sub-Adviser since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. with which she was associated from September 1970 to September 1993. Ms. Finn is Secretary of 13 other funds in Reich & Tang Fund Complex, and a Vice President and Secretary of 5 funds in the Reich & Tang Fund Complex.


Molly Flewharty, 49 - Vice President of the Fund, has been Vice President of the Mutual Funds division of the Sub-Adviser since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. with which she was associated from December 1977 to September 1993. Ms. Flewharty is Vice President of 18 other funds in the Reich & Tang Fund Complex.


Richard De Sanctis, 43 - Treasurer of the Fund, has been Vice President and Treasurer of the Sub-Adviser since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc. from January 1991 to September 1993 and Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is Treasurer of 17 other funds in the Reich & Tang Fund Complex and is Vice President and Treasurer of Cortland Trust, Inc.



Rosanne Holtzer, 35 - Assistant Treasurer of the Fund, has been Vice President of the Mutual Funds division of the Sub-Adviser since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Sub-Adviser with which she was associated from June 1986. She is Assistant Treasurer of 18 other funds in the Reich & Tang Fund Complex.


Directors of the Fund not affiliated with the Sub-Adviser receive from the Fund an annual retainer of $1,000 and a fee of $250 for each meeting of the Board of Directors attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Sub-Adviser do not receive compensation from the Fund.


                               COMPENSATION TABLE

--------------------------------------------------------------------------------





Name of Person,          Estimated Aggregate       Pension or Retirement      Estimated Annual      Total Compensation
   Position               Compensation From      Benefits Accrued as Part      Benefits Upon        from Fund and Fund
                       Registrant for Fiscal Year    of Fund Expenses           Retirement            Complex Paid to
                                                                                                         Directors*


W. Giles Mellon,
Director                      $2,000                       0                       0              $59,500 (16 Funds)


Robert Straniere,
Director                      $2,000                       0                       0              $59,500 (16 Funds)


Yung Wong,
Director                      $2,000                       0                       0              $59,500 (16 Funds)



* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended January 31, 2000. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund Complex as the Fund, because, among other things, they have a common investment adviser or sub-adviser.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



On April 30, 2000, there were 123,551,901 Institutional Class shares outstanding, 1,729,435 Broker Service Class shares outstanding, 13,067,760 Individual Investor Class shares outstanding and 4,302,175 MMA Praxis Class shares outstanding. As of April 30, 2000, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of April 30, 2000:



Name and Address                      % of Class            Nature of Ownership
----------------                      ----------            -------------------



Institutional Class


Pax World Fund, Incorporated
222 State Street
Portsmouth, NH  03801                  67.04%                  Beneficial


Fifth Third Bank
Fifth Third Center
MD #1090 F2
Cincinnati, OH  45263                  26.85%                  Record


Broker Service Class


H.G. Wellington & Co., Inc.
for the Benefit of Pax World
Money Market Fund Customers
14 Wall Street
New York, NY  10005                   100.00%                  Record


Individual Investor Class


Pax World Money Market Fund
P.O Box 8950
Wilmington, DE  19899
Attn:  Ray Werkmeister                100.00%                  Beneficial


MMA Praxis Class


Bisys Funds Services Ohio Inc.
3435 Stelzer Road
Attn: MMA Praxis Operations
Columbus, OH  43219-3035              100.00%                    Record





V. INVESTMENT ADVISORY AND OTHER SERVICES



The Investment Adviser for the Fund is Pax World Management Corp., a Delaware corporation incorporated in 1970 with principal offices at 222 State Street, Portsmouth, New Hampshire 03801-3853. As of April 30, 2000, the Adviser had over $1.23 billion in assets under management by virtue of serving as Adviser to the Pax World Fund, Incorporated, the Pax World Growth Fund, Inc. and the Pax World High Yield Fund, Inc. The Adviser has no other clients other than the Fund, the Pax World Fund, the Pax World Growth Fund and the Pax World High Yield Fund, but it may undertake to advise other clients in the future.


The Sub-Adviser is a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Sub-Adviser, as of April 30, 2000, was investment manager, adviser or supervisor with respect to assets aggregating approximately $15.3 billion. In addition to the Fund, the Sub-Adviser acts as investment manager and administrator of eighteen other investment companies and also advises pension trusts, profit sharing trusts and endowments.

Nvest Companies, L.P. ("Nvest Companies") is the limited partner and owner of a 99.5% interest in the Sub-Adviser. Reich & Tang Asset Management, Inc. ("RTAM") is the sole general partner and owner of the remaining 0.5% interest of the Sub-Adviser, as well as being an indirect wholly-owned subsidiary of Nvest Companies. Nvest

Companies is a publicly traded company of which approximately 13% of its outstanding partnership interests is owned, directly and indirectly, by Reich & Tang, Inc. CDC Asset Management ("CDC AM"), the investment management arm of France's Caisse des Depots Group has completed its acquisition of Nvest, L.P. and Nvest Companies. As a result, CDC AM owns, directly or indirectly, a controlling interest in the Sub-Adviser. CDC AM is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state.


Nvest Companies is a holding company offering a broad array of investment styles across a wide range of asset categories through seventeen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the Manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P.; Capital Growth Management Limited Partnerships; Greystone Partners, L.P.; Harris Associates, L.P.; Jurika & Voyles, L.P.; Kobrick Funds, LLP, Loomis, Sayles & Company, L.P.; New England Funds, L.P.; Nvest Associates, Inc.; Snyder Capital Management, L.P.; Vaughan, Nelson, Scarborough & McCullough, L.P.; and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to more than 80 other registered investment companies.


The Nvest-CDC AM transaction involved a change of ownership of Nvest Companies, which may be deemed to have caused a "change of control" of the Sub-Adviser, even though the Sub-Adviser's operations did not change as a result. As required by the 1940 Act the Fund's shareholders approved a new Sub-Advisory Agreement with the Sub-Adviser on October 10, 2000, which is effective as of October 30, 2000.

On January 27, 2000 and on July 25, 2000 respectively, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser or the Sub-Adviser,
approved the Investment Advisory Agreement and Sub-Advisory Agreement. The Investment Advisory Agreement has a term that extends until March 31, 2001 and may be continued in force thereafter for successive twelve-month periods beginning each April 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter. The Sub-Advisory Agreement has an initial term that extends until January 31,2002. After this initial term, this agreement may be continued in force for successive twelve-month periods beginning each February 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by a majority of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


Pursuant to the terms of an Advisory Agreement entered into between the Fund and the Adviser (the "Advisory Agreement"), the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for determining whether contemplated investments satisfy the social responsibility criteria applied to the Fund and overseeing the performance of the Sub-Adviser. Under the Advisory Agreement, the Fund will pay the Adviser an annual advisory fee of .15% of the Fund's average daily net assets. For the Fund's fiscal year ended January 31, 2000, the Adviser received an Advisory fee totaling $187,076, of which $93,538 was waived.


Pursuant to the Sub-Advisory Agreement, the Sub-Adviser manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund and the determination of the Adviser that the contemplated investments satisfy the social responsibility criteria applied to the Fund.


The Sub-Advisory Agreement is terminable without penalty by the Fund on sixty days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors who are not interested parties, or by the Sub-Adviser on sixty days written notice, and will automatically terminate in the event of its assignment. The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or of reckless disregard of its obligations thereunder, the Sub-Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.


For its services under the Sub-Advisory Agreement, the Sub-Adviser receives from the Adviser a fee equal to .075% per annum of the Fund's average daily net assets from its advisory fee. The fees are accrued daily and paid monthly. Investment management fees and operating expenses which are attributable to each Class of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Institutional Class shareholders pursuant to the distribution and service plan shall be compensated by Reich & Tang Distributors, Inc. (the "Distributor") from its shareholder servicing fee, the Sub-Adviser from its management fee and the Fund itself. Expenses incurred in the distribution of Institutional Class shares and the servicing of Institutional Class shares shall be paid by the Sub-Adviser. For the Fund's fiscal year ended January 31, 2000, the Sub-Adviser received Sub-Advisory fees totaling $93,538, none of which was waived.

Pursuant to the Administrative Services Agreement with the Fund, the Sub-Adviser also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping and related services by State Street Kansas City, the Fund's bookkeeping or recordkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Sub-Adviser. The personnel rendering such services may be employees of the Sub-Adviser, its affiliates or other organizations. The Fund pays the Sub-Adviser for such personnel and for rendering such services at rates which must be agreed upon by the Fund and the Sub-Adviser, provided that the Fund does not pay for services performed by any such persons who are also officers of the general partner of the Sub-Adviser. It is intended that such rates will be the actual costs of the Sub-Adviser. The Fund also reimburses the Sub-Adviser for all of the Fund's operating costs, including rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Fund and all of the expenses incurred to conduct the Fund's affairs. The amounts of such reimbursements must be agreed upon between the Fund and the Sub-Adviser. The Sub-Adviser, at its discretion, may voluntarily waive all or a portion of the administrative services fee and the operating expense reimbursement. For its services under the Administrative Services Agreement, the Sub-Adviser receives from the Fund a fee equal to .10% per annum of the Fund's average daily net assets. For the Fund's fiscal year ended January 31, 2000, the Sub-Adviser received administration fees totaling $124,717, of which $76,210 was waived.



Any portion of the total fees received by the Sub-Adviser may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.)


Expense Limitation


The Sub-Adviser has agreed, pursuant to the Sub-Advisory Agreement, to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Sub-Adviser to reimburse the Fund for its excess expenses as described above, the Fund has, under the Sub-Advisory Agreement, confirmed its obligation for payment of all its other expenses, including taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of disinterested Directors, costs of investor services, shareholder's reports and corporate meetings, Securities and Exchange Commission registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts and the fees and reimbursements payable to the Sub-Adviser under the Sub-Advisory Agreement and the Administrative Services Agreement and the Distributor under the Shareholder Servicing Agreement.


The Fund may from time to time contract to have management services performed by third parties as discussed herein and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for such services are among the expenses subject to the expense limitation described above. As a result of the recent passage of the National Securities Markets Improvement Act of 1996, all state expense limitations have been eliminated at this time.


The Fund has reserved the right to charge individual shareholder accounts for expenses actually incurred by such account for postage, wire transfers and certain other shareholder expenses, as well as to impose a monthly service charge for accounts whose account value falls below the minimum amount.


Distribution and Service Plan


The Fund's distributor is Reich & Tang Distributors, Inc., a Delaware corporation with principal offices at 600 Fifth Avenue, New York, New York 10020.


Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Individual Investor Class, Broker Service Class and the MMA Praxis Class) with the Distributor as distributor of the Fund's shares.

Reich & Tang Asset Management, Inc. serves as the sole general partner for Reich & Tang Asset Management L.P. and is the sole shareholder of the Distributor.


Under the Plan, the Fund and the Distributor will enter into a Shareholder Servicing Agreement, with respect to the Fund's Individual Investor Class, Broker Service Class and MMA Praxis Class shares. For its services under the Shareholder Servicing Agreement (with respect to Individual Investor Class, Broker Service Class and MMA Praxis Class shares only), the Distributor receives from the Fund a fee equal to .25% per annum of the Individual Investor Class, Broker Service Class and MMA Praxis Class shares of the Fund's average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to Clearing Brokers with respect to servicing their clients or customers who are shareholders of the Individual Investor Class, Broker Service Class or MMA Praxis Class of the Fund. The Institutional Class shareholders do not receive the benefit of such services from Clearing Brokers and, therefore, will not be assessed a Shareholder Servicing Fee.



For the Fund's fiscal year ended January 31, 2000, the amount payable to the Distributor under the Distribution and Service Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 under the 1940 Act, totaled $25,494 for the Individual Investor Class, none of which was waived, $2,318 for the Broker Service Class, none of which was waived, and $931 for the MMA Praxis Class, all of which was waived. During the same period, the Sub-Advisor and Distributor made total payments under the Plan to or on behalf of Participating Organizations of $128,643 . The excess of such payments over the total payments the Distributor received by the Fund under the Plan represents distribution and servicing expenses funded by the Sub-Advisor from its own resources including the management fee. Of the total amount paid pursuant to the Plan, $1,028 was utilized for broker assistance payments, $3,555 for compensation to sales personnel, $73,001 for promotional material, $38,522 for prospectus, application and miscellaneous printing and $12,537 for miscellaneous expenses.



Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Plan and the Shareholder Servicing Agreement provide that the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Clearing Brokers and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Fund's Individual Investor Class and Broker Service Class shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


The Plan provides that the Sub-Adviser may make payments from time to time from its own resources, which may include the advisory fee, the management fee, and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations and Clearing Brokers with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to defray the costs of, and to compensate others, including certain Participating Organizations and Clearing Brokers, for providing assistance in distributing the Fund's Individual Investor Class, Broker Service Class and MMA Praxis Class shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee with respect to Individual Investor Class, Broker Service Class and MMA Praxis Class shares and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount that the Fund is required to pay to the Sub-Adviser and the Distributor for any fiscal year under the Advisory Agreement or the Sub-Advisory Agreement, the Administrative Services Contract or the Shareholder Servicing Agreement in effect for that year.


In accordance with Rule 12b-1, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan was most recently approved on January 27, 2000 by the Board of Directors, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Sub-Adviser, and shall continue until March 31, 2001. The Plan provides that it may continue in effect for successive annual periods provided it is approved by the Individual Investor Class, Broker Service Class and MMA Praxis Class shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without Individual Investor Class, Broker Service Class and MMA Praxis Class shareholder approval, and the other material amendments must be approved by the Directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested Directors of the Fund or the Fund's Individual Investor Class, Broker Service Class and MMA Praxis Class shareholders.



Custodian and Transfer Agents



State Street Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., 600 Fifth Avenue, New York, New York 10020 is transfer agent and dividend disbursing agent for the Institutional Class and Broker Service Class shares of the Fund. PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 is the transfer agent and dividend agent for Individual Investor Class shares of the Fund. BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, is the transfer agent for the MMA Praxis Class shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


Counsel and Independent Accountants


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. Matters in connection with Massachusetts law are passed upon by Dechert, Price & Rhoads, Ten Post Office Square South, Boston, Massachusetts 02109-4603.


PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent certified public accountants, have been selected as auditors for the Fund.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES


The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There are usually no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.


Allocation of transactions, including their frequency, to various dealers is determined by the Sub-Adviser in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.


Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may now be or may hereafter become managed by the Sub-Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Sub-Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Sub-Adviser or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Sub-Adviser or its affiliates.


VII. CAPITAL STOCK AND OTHER SECURITIES


The authorized capital stock of the Fund, which was incorporated on November 26, 1997 in Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. Except as noted below, each share has equal dividend, distribution, liquidation and voting rights within the Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Generally, shares will be voted in the aggregate except if voting by Fund Class is required by law or the matter involved affects only one Fund Class, in which case shares will be voted separately by Fund Class. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares of the Fund are redeemable at net asset value, at the option of the shareholder.



The Fund is subdivided into four classes of shares of beneficial interest; Institutional Class, Individual Investor Class, Broker Service Class and MMA Praxis Class. Each share, regardless of Class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) each Class of shares will have different class designations; (ii) only the Individual Investor Class, Broker Service Class and MMA Praxis Class shares will be assessed a Shareholder Servicing Fee of .25% of the average daily net assets of the Individual Investor Class, Broker Service Class and MMA Praxis Class shares of the Fund, respectively, pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund; (iii) only the holders of the Individual Investor Class, Broker Service Class and MMA Praxis Class shares will be entitled to vote on matters pertaining to the Plan and any related agreements applicable to that class in accordance with provisions of Rule 12b-1; (iv) only the Broker Service Class shares will be assessed an additional sub-transfer agent accounting fee of
 .20% of the average daily net assets of the Broker Service Class shares of the Fund; and (v) the exchange privilege will permit shareholders to exchange their shares only for shares of a fund that participates in an Exchange Privilege Program with the Fund. Payments that are made under the Plan will be calculated and charged daily to the appropriate Class prior to determining daily net asset value per share and dividends/distributions.



Generally, all shares will be voted in the aggregate, except if voting by Class is required by law or the matter involved affects only one Class, in which case shares will be voted separately by Class. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund's By-laws provide that the holders of a majority of the outstanding shares of the Fund present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.


As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of Directors, (b) for approval of revised investment advisory contracts with respect to a particular class or series of beneficial interest, (c) for approval of revisions to the Fund's Distribution Agreement with respect to a particular class or series of beneficial interest and (d) upon the written request of holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund Director(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. For example, procedures for calling a shareholder's meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, are available to shareholders of the Fund. A meeting for such purpose can be called by the holders of at least 10% of the Fund's outstanding shares of beneficial interest. The Fund will aid shareholder communications with other shareholders as required under Section 16(c) of the 1940 Act. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES


The material relating to the purchase, redemption and pricing of shares in the prospectus for each Class of Shares is located in the Shareholder Information section of each prospectus and is hereby incorporated by reference.


Net Asset Value


Pursuant to rules of the Securities and Exchange Commission, the Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from $1.00. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than one year, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Directors determines present minimal credit risks, and will comply with certain reporting and record-keeping procedures. The Fund has also established procedures to ensure that portfolio securities meet the quality criteria as provided in Rule 2a-7 of the 1940 Act. (See "Investment Objectives, Principal Investment Strategies and Related Risks" in the Prospectus.)


IX. TAXATION OF THE FUND

Federal Income Taxes

The Fund has elected and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code (the "Code"). To qualify as a regulated investment company, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements of the Code. By meeting these requirements, the Fund generally will not be subject to Federal income tax on its investment company taxable income distributed to shareholders or on its net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will generally be taxed to shareholders as ordinary income. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid.


Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.


Generally, on the sale or exchange of obligations held for more than one year, gain realized by the Fund that is not attributable to accrued market discount will be long-term capital gain. However, gain on the disposition of a bond purchased at a market discount generally will be treated as ordinary income rather than capital gain, to the extent of the accrued market discount.


Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from the Fund are not eligible for the dividends-received deduction available to corporations. Distributions of net capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.


Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss, depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months. A loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less.


Income received by the Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund does not expect to be eligible to elect to allow shareholders to claim such foreign taxes as a credit against their U.S. tax liability.


The Fund is required to report to the Internal Revenue Service ("IRS") all distributions to shareholders except in the case of certain exempt shareholders. Distributions by the Fund (other than distributions to exempt shareholders) are generally subject to backup withholding of Federal income tax at a rate of 31% ("backup withholding") if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, distributions (whether requested to be reinvested in additional shares or taken in cash) will be reduced by the amounts required to be withheld.


The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and the treatment of distributions under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).


X. UNDERWRITERS


The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. In the opinion of the Sub-Adviser, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


XI. CALCULATION OF PERFORMANCE DATA


The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the Securities and Exchange Commission. Under that method, the Fund's portfolios' yield figures, which are based on a chosen seven-day period, are computed as follows: the portfolio's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This quotient is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven- day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore annualized yields may be different from effective yields quoted for the same period.


The portfolio's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return +
1)365/7] - 1.


Although published yield information is useful to investors in reviewing the Fund's portfolios' performance, investors should be aware that the Fund's portfolios' yields fluctuate from day to day. The Fund's portfolios' yields for any given period are not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.


The Fund may from time to time advertise its portfolios' tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.


The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor would need to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.


The Fund's yield for the Institutional Class for the seven-day period ended January 31, 2000 was 5.41% which is equivalent to an effective yield of 5.56%. The Fund's yield for the Broker Service Class for the seven-day period ended January 31, 2000 was 4.96% which is equivalent to an effective yield of 5.08%. The Fund's yield for the Individual Investor Class for the seven-day period ended January 31, 2000 was 5.16% which is equivalent to an effective yield of 5.29%. The Fund's yield for the MMA Praxis Class shares for the seven-day period ended January 31, 2000 was 5.16% which is equivalent to an effective yield of 5.29%.

XII. FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended January 31, 2000 and the report therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*


Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


Con. ( c ): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:



Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:


MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


Description of Standard & Poor's Rating Services Two Highest Debt Ratings:


AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.


Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


Standard & Poor's does not provide ratings for state and municipal notes.


Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:


A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:


Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.




----------

* As described by the rating agencies.